  FPA New Income, Inc.

                               ANNUAL REPORT

                               SEPTEMBER 30, 1999

   [LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

                             LETTER TO SHAREHOLDERS


Dear Fellow Shareholders:

        This Annual Report covers the fiscal year ended September 30, 1999. Your Fund's net asset value (NAV) per share closed at $10.77. During the fiscal year, your Fund distributed income dividends totaling $0.71. The December 29, 1998 payment also included a $0.06 capital gains distribution of which $0.05 was long-term in nature.

        The following table shows the average annual total return for several different periods ended September 30 for the Fund and comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                        AVERAGE ANNUAL TOTAL RETURN
                                                     PERIODS ENDED SEPTEMBER 30, 1999
                                                ------------------------------------------
                                                1 YEAR           5 YEARS          10 YEARS
                                                ------           -------          --------
FPA New Income, Inc.
   (NAV)....................................     3.87%*          7.52%*           8.83%*
FPA New Income, Inc.
   (Net of Sales Charge)....................    (0.80)%++        6.53%++          8.33%++
Lipper Corporate Debt
   A Rated Fund Average.....................    (2.19)%          7.01%            7.66%
Lehman Brothers Government/
  Corporate Bond Index .....................    (1.62)%          7.77%            8.08%

     The Fund's total rate of return for the fiscal year, which reflects the change in NAV combined with the reinvestment of dividends and distributions paid, was 3.87%* versus -2.19% and -1.62% for the Lipper "A" Rated Bond Fund Average and Lehman Brothers Government/Corporate Bond Index, respectively. For the second half of the fiscal year, the total returns were: FPA New Income, Inc., 2.34%*; Lipper Average, -1.25%; and the Lehman Brothers Index, -0.57%. Finally, on a calendar year-to-date basis, the total returns were: FPA New Income, Inc., 3.67%*; the Lipper Average, -2.18%; and the Lehman Brothers Index, -1.75%.

COMMENTARY

     Your Fund's relative performance has improved significantly during this past fiscal year. A dramatic turnaround in performance occurred because we were unwilling to risk your capital last year at yield levels that we believed did not compensate us for the risk involved. During the previous fiscal year, it was very frustrating for us to watch the better investment returns of other high-quality bond funds. Despite this frustration, our investment discipline would not allow us to play the game of chasing yields to lower and lower levels. As a result of the recent relative performance recovery, your Fund has outperformed the Lipper Average and the Lehman Brothers Index from the beginning of calendar 1998 through September 30, 1999, but with considerably less volatility.

     We still believe that last fall many investors were speculating rather than investing when the long-term Treasury bond yield hit its low of 4.70%. According to the ISI (International Strategy & Investment) survey at that time, the average bond portfolio duration went to a record high relative to its respective benchmark duration. Optimism was rampant. With the current decline of the bond market, 1999 is rapidly becoming the second worst year of performance for bonds. This year very few high-quality bond funds are showing positive investment returns. Your Fund continues to be the only fund, either bond or stock, that has not had a down year in twenty-four years (excluding money market funds). Our basic philosophy of "winning by not losing" is paying off again.

     Your Fund's positive performance is the direct result of having essentially a defensive portfolio configuration. We began the year with a 2.6-year modified duration versus the 5.2 years of the Lehman Index. The higher the duration number, the more sensitive your portfolio is to changes in interest rates. On average, we tend to have a shorter portfolio duration than our benchmark index until we believe we are being compensated by higher yield levels to extend maturities and, therefore, our duration. Two areas helped the portfolio's performance: Treasury Inflation Protection Securities (TIPS) and Interest Only
(IO) securities. TIPS have been the best-performing conventional straight bonds this year. The gradual rise in inflation is making the TIPS' embedded call option on inflation more valuable. This rising call-option

---------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown
++ Reflects deduction of the current maximum sales charge of 4.50% of the offering price value helps to offset the negative effects of rising interest rates. These bonds continue to yield more than their nominal bond counterparts and, therefore, continue to be undervalued. We have deployed approximately 39% of your Fund's assets in these securities. Another positive contributor has been our IO holdings. An IO's value typically moves in the same direction as interest rates. In this case, as interest rates rose, IO prices increased while the average bond fell in price. Finally, our high-yield/convertible securities holdings were also positive contributors to investment performance. During the year, we eliminated our position in Lam Research convertible bonds. We originally purchased them with yields ranging from 10.5% to 15%. Lam Research's stock price rose dramatically in 1999 and this performance helped to drive up the price of the convertible bonds. We liquidated the position at yields between approximately 5% and 7%.

     Your Fund's modified duration has been increased somewhat. As of September 30, it is 3.73 years versus 2.89 years as of March 31, 1999. As rates have increased, we have gradually begun to add some longer-term securities to the portfolio. For example, we increased our position in FNMA 7% Mortgage "Z" bonds at yield levels of 7.60% to 7.70%. These are very long duration instruments. We were attracted to them when mortgage yield spreads widened considerably and these higher yield levels began to compensate us for principal risk. We also added a new position, CKE Restaurants 4.25% 3/15/04, to our "busted" convertible bond holdings. These bonds were added at yields between 12% and 17%. The recent decline in the stock market appears to be causing weakness in the high-yield and convertible bond markets. Lower bond prices, higher yields, and wider yield spreads are occurring with greater frequency. We are maintaining some flexibility to increase our exposure to lower credit-rated securities should opportunities present themselves. After these changes, the portfolio retains its high-quality asset-mix orientation, with an average AA1 Moody's credit rating. As of September 30, Government/agency securities totaled 76% of net assets. AAA- and AA-rated securities, excluding cash and equivalents, totaled 1%, with the remaining 22% rated less than AA. Short-term liquidity totals 1%. Convertible and high-yield securities, included in the less than AA category, total 19%.

     A recent survey of advisory sentiment by Market Vane is close to its lowest level in ten years. Pessimism is growing, which is positive from a contrarian viewpoint. Thirty-year Treasury bond yields are currently 6.35%. Should they approach 6.50%, we will likely add duration to the portfolio. We want to do this in stages since we believe that there are still several challenges facing the bond market.

     We believe that pressures will continue to build for at least another 25-basis-point increase in the Fed Funds rate, totaling 75 for this cycle. At a minimum, we believe the Fed has to take back last year's 75-basis-point decrease. We are seeing the emergence of economic recovery overseas, which should put further pressure on the Fed. We still do not see our economy slowing to any material degree. Inventory/sales ratios are at all-time low levels. So far, the anticipated inventory build-up because of Y2K concerns has not occurred. Unless it took place in September, we will most likely enter early next year with low inventories and high consumer confidence. This should bolster economic activity.

     We expect consumer spending to remain robust since, according to the Conference Board's survey, the consumer views the availability of jobs as plentiful and easy to get. Initial unemployment claims and growth in the labor force are at the lowest levels in forty years. The sluggishness in labor force growth appears to be more a function of the lack of qualified workers. Should this negative trend continue, an acceleration in unit labor costs may begin to emerge. Unless productivity remains high, employment cost inflation may start to erode corporate profit margins if companies are not able to pass these increased costs forward. We see a potential impact of these trends on the Consumer Price Index. In our March Letter to Shareholders, we stated that the CPI is likely to exit this year above the 2% level. For the twelve months ended August, the CPI averaged 2.6%. We see the CPI continuing at this level or higher for at least the next six months. The extreme confidence that investors exhibited last year regarding the continuation of disinflation or even deflation is now beginning to reverse itself as discussion is growing about the possibility of rising inflation. We see this as an emerging positive trend. Fear always creates better opportunities for attractive purchases.

     One last area that may keep the bond market volatile is the growing U.S. Current Account deficit. This measures trade flows as well as capital flows--call it goods, services and money. The deficit now is averaging 3.6% of GDP and appears to be heading for a record 4%. Unless it begins to reverse or stabilize, it may start to negatively impact the value of the dollar. The significance to the bond market is that foreigners currently hold about 35% of the outstanding marketable Treasury debt, the highest percentage on record. If the value of the dollar erodes due to the Current Account deficit, foreigners may liquidate some of their Treasury holdings, thus driving prices down and yields up. Rarely does anyone know how to forecast these trends, but we would like to have a somewhat higher yield level to compensate us for this potential risk.

     It is a pleasure to report substantially better and positive results, especially when most others are experiencing losses. This has been our trademark over the years. We have typically excelled in declining markets. We thank you for your investment and continued support.

Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez, C.F.A.
President & Chief Investment Officer
October 28, 1999

--------------------------------------------------------------------------------
                             HISTORICAL PERFORMANCE



     CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA NEW INCOME, INC. VS. LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX AND LIPPER CORPORATE DEBT A RATED FUND AVERAGE FROM OCTOBER 1, 1989 TO SEPTEMBER 30, 1999

                                    [GRAPH]

                                   9/30/89  9/30/90  9/30/91  9/30/92  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97  9/30/98  9/30/99
                                   -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
FPA New Income, Inc. (NAV)          10,000  10,410    12,564  14,335   15,972    16,228   18,198  19,472    21,330   22,447   23,317
FPA New Income, Inc.                 9,550   9,942    11,998  13,690   15,254    15,498   17,379  18,596    20,370   21,437   22,268
Lehman Brothers Government
 /Corporate                         10,000  10,678    12,375  14,008   15,616    14,965   17,117  17,884    19,601   22,118   21,759
Lipper Corporate Debt A Rated
  Fund Average                      10,000  10,491    12,226  13,895   15,535    14,817   16,937  17,632    19,328   21,338   20,920


Past performance is not indicative of future performance. The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Lehman Brothers Government/Corporate Bond Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Lipper Corporate Debt A Rated Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA New Income, Inc., with an ending value of $22,268, reflects deduction of the current maximum sales charge of 4.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $23,317. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                   For the Six Months Ended September 30, 1999
                                   (Unaudited)

NET PURCHASES

NON-CONVERTIBLE BONDS & DEBENTURES
Federal Home Loan Mortgage Corporation (Z)--6 1/2% 2029 (1).......................................................$  5,333,082
Federal Home Loan Mortgage Corporation (Z)--7% 2029 (1)...........................................................$  4,915,019
Federal National Mortgage Association (Z)--7% 2019 (1)............................................................$ 13,111,641
Government National Mortgage Association--7% 2028 (1).............................................................$  9,825,724
U.S. Treasury Inflation-Indexed Notes--3 3/8% 2007................................................................$  8,271,170


CONVERTIBLE DEBENTURE
CKE Restaurants, Inc.--4 1/4% 2004 (1)............................................................................$ 12,000,000


NET SALES

NON-CONVERTIBLE BONDS & DEBENTURES
Federal Home Loan Mortgage Corporation--6% 2008...................................................................$  1,694,196
Federal Home Loan Mortgage Corporation (Z)--7 1/2% 2026...........................................................$  1,863,925
Federal National Mortgage Association (Z)--7 1/2% 2024............................................................$  3,695,380

CONVERTIBLE DEBENTURE
Lam Research Corporation--5% 2002 (2).............................................................................$ 15,000,000




(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1999

                                                                                               Principal
BONDS & DEBENTURES                                                                              Amount                     Value
-------------------------------------------------------------------------                      ---------                -----------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED SECURITIES -- 33.3%
Federal Home Loan Mortgage Corporation
  --5.85% 2017 ...............................................................                $ 9,110,870                $ 9,056,774
  --6% 2008 ..................................................................                 26,642,721                 25,762,273
  --6% 2009 ..................................................................                 22,316,000                 21,318,754
  --7% 2008 ..................................................................                  2,453,541                  2,430,539
  --7% 2023 ..................................................................                  5,000,000                  4,800,000
  --7 1/2% 2021 ..............................................................                  1,149,739                  1,158,721
  --8 1/2% 2026 ..............................................................                  7,929,853                  8,237,135
  --10.15% 2006 ..............................................................                     13,456                     13,473
Federal Home Loan Mortgage Corporation (IO)
  --6 1/2% 2007 ..............................................................                  8,044,424                    685,345
  --6 1/2% 2020 ..............................................................                  1,764,835                    113,198
  --6 1/2% 2023 ..............................................................                  4,437,568                    503,211
  --7% 2020 ..................................................................                  8,000,000                    920,000
Federal Home Loan Mortgage Corporation (Z)
  --6 1/2% 2029 ..............................................................                  5,333,082                  4,399,792
  --7% 2029 ..................................................................                  4,915,019                  4,483,419
  --7 1/2% 2026 ..............................................................                  7,168,831                  7,108,344
Federal National Mortgage Association
  --5.16% 2022 ...............................................................                 18,500,000                 17,667,500
  --6 1/2% 2008 ..............................................................                  2,867,198                  2,833,149
Federal National Mortgage Association (IO)
  --6% 2027 ..................................................................                 38,536,034                 10,933,559
  --6% 2028 ..................................................................                 23,765,747                  6,657,760
  --6 1/2% 2009 ..............................................................                  4,159,415                    646,985
  --6 1/2% 2020 ..............................................................                  4,976,693                    466,371
  --7% 2004 ..................................................................                    862,420                    111,306
  --7% 2017 ..................................................................                  2,343,119                     59,126
Federal National Mortgage Association (Z)
  --7% 2019 ..................................................................                 13,111,641                 12,275,774
  --7% 2024 ..................................................................                 11,529,717                 10,448,807
  --7 1/2% 2024 ..............................................................                  1,658,816                  1,599,722



                                       5

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999




                                                                                               Principal
BONDS & DEBENTURES--CONTINUED                                                                   Amount                     Value
-------------------------------------------------------------------------                      ---------                -----------
Government National Mortgage Association
  --7% 2028 ......................................................................             $  9,825,724             $  9,610,786
  --7 1/2% 2023 ..................................................................                  457,560                  459,275
Government National Mortgage Association II--8% 2027 .............................                3,875,107                3,950,187
Government National Mortgage Association (MH)
  --8 1/4% 2006-7 ................................................................                  348,339                  355,306
  --8 3/4% 2006 ..................................................................                  782,738                  810,623
  --8 3/4% 2011 ..................................................................                  839,414                  858,824
  --9% 2010 ......................................................................                  497,004                  512,225
  --9% 2011 ......................................................................                1,204,111                1,240,987
  --9 1/4% 2010-11 ...............................................................                  873,492                  905,156
  --9 3/4% 2005-6 ................................................................                1,777,391                1,849,041
  --9 3/4% 2012-13 ...............................................................                  762,704                  793,451
Government National Mortgage Association (PL)
  --10 1/4% 2017 .................................................................                  898,441                  923,149
                                                                                                                        ------------
                                                                                                                        $176,960,047
                                                                                                                        ------------
OTHER U.S. GOVERNMENT & AGENCIES -- 42.7%
Tennessee Valley Authority--8d% 1999 .............................................             $  3,400,000             $  3,400,000
U.S. Treasury Inflation-Indexed Notes--3d% 2007 ..................................              214,620,240              204,895,260
U.S. Treasury Notes--8 1/4% 2005 .................................................                1,800,000                1,829,813
U.S. Treasury Notes Strip--0% 2009 ...............................................               31,000,000               16,691,950
                                                                                                                        ------------
                                                                                                                        $226,817,023
                                                                                                                        ------------
TOTAL U.S. GOVERNMENT & AGENCIES-- 76.0% .........................................                                      $403,777,070
                                                                                                                        ------------

MORTGAGE BONDS
ASSET BACKED -- 3.4%
Green Tree Financial Corporation
  --7 1/4% 2005 ..................................................................             $  9,716,854             $  9,388,909
  --7 3/4% 2029 ..................................................................                1,000,000                  805,000
  --7.77% 2029 ...................................................................                5,500,000                4,840,000
  --8% 2028 ......................................................................                3,048,511                2,876,081
                                                                                                                        ------------
                                                                                                                        $ 17,909,990
                                                                                                                        ------------



                                       6

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1999


                                                                                               Principal
BONDS & DEBENTURES--CONTINUED                                                                   Amount                     Value
-------------------------------------------------------------------------                      ---------                -----------
MORTGAGE BACKED -- 1.6%
DLJ Mortgage Acceptance Corp. (Series 1997-E Class B)
  --7.5481% 2026* ................................................................             $  4,959,717             $  3,655,078
First Financial Mortgage Trust (Series 9 Class A4)
  --5.8% 2008 ....................................................................                1,000,000                  977,500
Norwest Asset Securities Corp. (Series 1999-13 Class A"Z")
  --6 3/4% 2029 ..................................................................                1,316,355                1,115,611
Prudential Home Mortgage Securities Corp. (Series 1993-F Class 1B1)
  --6.65995% 2000* ...............................................................                2,942,698                2,932,582
                                                                                                                        ------------
                                                                                                                        $  8,680,771
                                                                                                                        ------------
TOTAL MORTGAGE BONDS-- 5.0% ......................................................                                      $ 26,590,761
                                                                                                                        ------------
CORPORATE BONDS & DEBENTURES -- 7.3%
Advanta Corporation
  --5.6075% 2000 (Floating Rate) .................................................             $  1,600,000             $  1,582,000
  --6.65% 2000 ...................................................................                2,400,000                2,384,714
  --6.658% 1999 ..................................................................                3,400,000                3,396,600
Advantica Restaurant Group, Inc.--11 1/4% 2008 ...................................               10,928,038               10,053,795
Oregon Steel Mills, Inc.--11% 2003 ...............................................               13,350,000               13,817,250
Trump Atlantic City Associates--11 1/4% 2006 .....................................                9,000,000                7,650,000
                                                                                                                        ------------
                                                                                                                        $ 38,884,359
                                                                                                                        ------------
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES-- 88.3% .................................                                      $469,252,190
                                                                                                                        ------------

CONVERTIBLE SECURITIES
CONVERTIBLE BONDS & DEBENTURES -- 10.5%
Centertrust Retail Properties, Inc.
  --7 1/2% 2001 (Class A) ........................................................             $  4,858,000             $  4,627,245
  --7 1/2% 2001 (Class B) ........................................................                5,800,000                5,365,000
Charming Shoppes, Inc.--7 1/2% 2006 ..............................................                7,000,000                6,370,000
CKE Restaurants, Inc.--4 1/4% 2004 ...............................................               12,000,000                7,680,000
DRS Technologies, Inc.--9% 2003 ..................................................                2,000,000                2,240,000
HomeBase, Inc.--5 1/4% 2004 ......................................................                8,302,000                5,728,380
Michaels Stores, Inc.--6 3/4% 2003 ...............................................               17,250,000               16,775,625
Offshore Logistics, Inc.--6% 2003 ................................................                2,000,000                1,675,000
Quantum Health Resources, Inc.--4 3/4% 2000 ......................................                1,000,000                  915,000
Read-Rite Corporation--6 1/2% 2004 ...............................................               10,055,000                4,273,375
                                                                                                                        ------------
                                                                                                                        $ 55,649,625
                                                                                                                        ------------



                                       7

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1999


                                                                               Shares or
                                                                               Principal
CONVERTIBLE SECURITIES--CONTINUED                                                Amount                     Value
--------------------------------------------------------------------          -------------            --------------
CONVERTIBLE PREFERRED STOCK -- 0.1%
Treev Inc. (Series A) ..............................................                 66,000             $    449,625
                                                                                                        ------------
TOTAL CONVERTIBLE SECURITIES-- 10.6% ...............................                                    $ 56,099,250
                                                                                                        ------------
OTHER PREFERRED STOCK -- 0.6%
Crown American Realty Trust ........................................                 78,500             $  3,238,125
                                                                                                        ------------
TOTAL INVESTMENT SECURITIES-- 99.5% (Cost $542,907,348) ............                                    $528,589,565
                                                                                                        ------------
SHORT-TERM INVESTMENT -- 0.2%
State Street Bank Repurchase Agreement --4 1/4% 10/1/99
  (Collateralized by U.S. Treasury Notes --8 1/8% 2021
    market value $783,544, Cost $767,091) ..........................           $    767,000             $    767,091
                                                                                                        ------------
TOTAL INVESTMENTS-- 99.7% (Cost $543,674,439) ......................                                    $529,356,656
Other assets and liabilities, net-- 0.3% ...........................                                       1,776,829
                                                                                                        ------------
TOTAL NET ASSETS-- 100% ............................................                                    $531,133,485
                                                                                                        ------------
                                                                                                        ------------



* Restricted securities purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. DLJ Mortgage Acceptance Corp. was purchased on September 8, 1997 and Prudential Home Mortgage Securities Corp. was purchased on May 20, 1998. These restricted securities constituted 1.2% of total net assets at September 30, 1999.




See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1999


ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $542,907,348) ..............................           $528,589,565
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less) .............................                767,091             $529,356,656
                                                                              ------------
  Cash ............................................................                                             503
  Receivable for:
    Interest ......................................................           $  5,515,399
    Capital Stock sold ............................................                725,922
    Investment securities sold ....................................                 66,311                6,307,632
                                                                              ------------             ------------
                                                                                                       $535,664,791
LIABILITIES
  Payable for:
    Capital Stock repurchased .....................................           $  4,175,174
    Advisory fees .................................................                225,947
    Accrued expenses and other liabilities ........................                130,185                4,531,306
                                                                              ------------             ------------

NET ASSETS ........................................................                                      $531,133,485
                                                                                                         ------------
                                                                                                         ------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 49,324,340 shares .............                                      $    493,243
  Additional Paid-in Capital ......................................                                       531,442,176
  Undistributed net realized gains on investments .................                                         4,252,881
  Undistributed net investment income .............................                                         9,262,968
  Unrealized depreciation of investments ..........................                                       (14,317,783)
                                                                                                         ------------
  Net assets at September 30, 1999 ................................                                      $531,133,485
                                                                                                         ------------
                                                                                                         ------------

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding) .....................                                      $      10.77
                                                                                                         ------------
                                                                                                         ------------
  Maximum offering price per share
   (100/95.5 of per share net asset value) ........................                                      $      11.28
                                                                                                         ------------
                                                                                                         ------------

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 1999

INVESTMENT INCOME
    Interest ......................................................                                      $ 39,220,123
    Dividends .....................................................                                           479,000
                                                                                                         ------------
 . .................................................................                                      $ 39,699,123

EXPENSES
    Advisory fees .................................................             $  2,846,976
    Transfer agent fees and expenses ..............................                  253,280
    Custodian fees and expenses ...................................                   57,813
    Registration fees .............................................                   50,685
    Directors' fees and expenses ..................................                   36,150
    Insurance .....................................................                   31,067
    Audit fees ....................................................                   24,920
    Postage .......................................................                   22,523
    Reports to shareholders .......................................                   22,319
    Legal fees ....................................................                    3,611
    Other expenses ................................................                   16,979                3,366,323
                                                                                ------------             ------------
            Net investment income .................................                                      $ 36,332,800
                                                                                                         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less) ..             $176,943,008
    Cost of investment securities sold ............................              172,179,484
                                                                                ------------
        Net realized gain on investments ..........................                                      $  4,763,524

Unrealized appreciation (depreciation) of investments:
    Unrealized appreciation at beginning of year ..................             $  5,317,224
    Unrealized depreciation at end of year ........................              (14,317,783)
                                                                                 ------------
        Decrease in unrealized appreciation of investments ........                                      (19,635,007)
                                                                                                         ------------

            Net realized and unrealized loss on investments .......                                     $ 14,871,483)
                                                                                                         ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .................................................                                      $ 21,461,317
                                                                                                         ------------
                                                                                                         ------------


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                             FOR THE YEAR ENDED SEPTEMBER 30,
                                                       ----------------------------------------------------------------------------
                                                                      1999                                       1998
                                                       -----------------------------------       ----------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income ........................       $  36,332,800                             $  35,993,477
  Net realized gain on investments .............           4,763,524                                 2,862,505
  Decrease in unrealized
   appreciation of investments .................         (19,635,007)                               (9,176,172)
                                                       -------------                             -------------
Increase in net assets resulting
  from operations ..............................                            $  21,461,317                             $  29,679,810
Distributions to shareholders from:
  Net investment income ........................       $ (37,467,415)                            $ (33,893,211)
  Net realized capital gains ...................          (3,215,415)         (40,682,830)          (1,183,945)         (35,077,156)
                                                       -------------                             -------------
Capital Stock transactions:
  Proceeds from Capital Stock sold .............       $ 127,033,525                             $ 236,277,210
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions .............          35,025,699                                30,352,091
  Cost of Capital Stock repurchased ............        (227,450,554)         (65,391,330)        (175,059,444)          91,569,857
                                                       -------------        -------------        -------------        -------------
Total increase (decrease) in net assets ........                            $ (84,612,843)                            $  86,172,511

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $10,397,583 and $8,297,317 ................                              615,746,328                               529,573,817
                                                                            -------------                             -------------
End of year, including
  undistributed net investment income
  of $9,262,968 and $10,397,583 ................                            $ 531,133,485                             $ 615,746,328
                                                                            -------------                             -------------
                                                                            -------------                             -------------
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold ...................                               11,732,265                                21,199,452
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions ............................                                3,253,664                                 2,740,769
Shares of Capital Stock repurchased ............                              (20,998,240)                              (15,730,014)
                                                                            -------------                             -------------
Increase (decrease) in Capital Stock
  outstanding ..................................                               (6,012,311)                                8,210,207
                                                                            -------------                             -------------
                                                                            -------------                             -------------


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                            For the Year Ended September 30,
                                                   --------------------------------------------------------------------------------
                                                       1999             1998             1997             1996             1995
                                                   -----------      -----------      -----------      -----------      -----------
Per share operating performance:
Net asset value at beginning of year ..........    $     11.13      $     11.24      $     10.97      $     11.05      $     10.52
                                                   -----------      -----------      -----------      -----------      -----------
Income from investment operations:
 Net investment income ........................    $      0.71      $      0.67      $      0.68      $      0.68      $      0.67
 Net realized and unrealized gain (loss)
  on investment securities ....................          (0.30)           (0.10)            0.32             0.06             0.55
                                                   -----------      -----------      -----------      -----------      -----------
Total from investment operations ..............    $      0.41      $      0.57      $      1.00      $      0.74      $      1.22
                                                   -----------      -----------      -----------      -----------      -----------
Less distributions:
  Dividends from net investment income ........    $     (0.71)     $     (0.66)     $     (0.68)     $     (0.66)     $     (0.69)
  Distributions from net realized
    capital gains .............................          (0.06)           (0.02)           (0.05)           (0.16)            --
                                                   -----------      -----------      -----------      -----------      -----------
Total distributions ...........................    $     (0.77)     $     (0.68)     $     (0.73)     $     (0.82)     $     (0.69)
                                                   -----------      -----------      -----------      -----------      -----------
Net asset value at end of year ................    $     10.77      $     11.13      $     11.24      $     10.97      $     11.05
                                                   -----------      -----------      -----------      -----------      -----------
                                                   -----------      -----------      -----------      -----------      -----------

Total investment return* ......................           3.87%            5.24%            9.54%            7.00%           12.14%
Ratios/supplemental data:
Net assets at end of year (in $000's) .........        531,133          615,746          529,574          338,297          207,018
Ratio of expenses to average net assets .......           0.60%            0.59%            0.59%            0.63%            0.68%
Ratio of net investment income to
  average net assets ..........................           6.43%            6.06%            6.37%            6.44%            6.50%
Portfolio turnover rate .......................             24%              47%              29%              16%              31%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

-------------------------------------------------------------------------------

   FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)


                                                                                                                   Long-Term
                                                         Per Share                  Ordinary Income               Capital Gain
               Payable Date                               Amount             Qualifying        Non-Qualifying     Distribution
-----------------------------------------------          ---------           ----------        --------------     ------------
October 7, 1998 ...............................          $   0.17              0.1%              99.9%               --
December 29, 1998 .............................          $   0.24+             0.1%              79.1%              20.8%
April 8, 1999 .................................          $   0.17              0.1%              99.9%               --
July 8, 1999 ..................................          $   0.19              0.1%              99.9%               --


+ This amount includes a $0.06 capital gain distribution of which $0.01 was short-term capital gains and therefore taxable as ordinary income. This is in addition to the $0.18 income dividend which is also taxable as ordinary income.

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 2000 setting forth specific amounts to be included in their 1999 tax returns.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1999


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

     Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.   Federal Income Tax

     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

     Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $173,518,631 for the year ended September 30, 1999. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at September 30, 1999 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 1999 for federal income tax purposes was $1,978,029 and $16,295,812, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1999

     For the year ended September 30, 1999, the Fund paid aggregate fees of $35,584 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended September 30, 1999, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $70,027 in net Fund share sales commissions after reallowance to other dealers.The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On September 30, 1999, the Board of Directors declared a dividend from net investment income of $0.17 per share payable October 7, 1999 to shareholders of record on September 30, 1999. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, October 1, 1999.


--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA NEW INCOME, INC.

     We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc., including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, California
November 12, 1999

                             OFFICERS AND DIRECTORS


DIRECTORS

Willard H. Altman
DeWayne W. Moore
Lawrence J. Sheehan


OFFICERS

Robert L. Rodriguez, PRESIDENT AND
     CHIEF INVESTMENT OFFICER
Julio J. de Puzo, Jr., EXECUTIVE VICE PRESIDENT
Eric S. Ende, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER




INVESTMENT ADVISER
First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.